UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 7066

Salomon Brothers Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-446-1013

Date of fiscal year end: August 31

Date of reporting period: May 31, 2005

ITEM 1.	SCHEDULE OF INVESTMENTS

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

FORM N-Q

MAY 31, 2005

Salomon Brothers Emerging Markets Income Fund Inc.

Schedule of Investments (unaudited)	May 31, 2005

Face Amount†		Security (a)	Value
SOVEREIGN BONDS — 90.9%
Argentina — 5.0%
		Republic of Argentina:
20,000	DEM	7.875% due 7/29/05 (b)(c)*	$4,198
30,000	DEM	11.250% due 4/10/06 (b)(c)*	6,592
40,000	EUR	10.250% due 1/26/07 (b)(c)*	17,410
85,000	EUR	8.000% due 2/26/08 (b)(c)*	36,063
50	ARS	12.000% due 9/19/08 (b)(c)*	5
100,000	DEM	9.000% due 11/19/08 (b)(c)*	20,527
550,000	EUR	step bond due 7/6/10 (b)*	173,202
55,000	EUR	8.250% due 7/6/10 (b)(c)*	22,703
675,000		3.010% due 8/3/12 (c)(d)*	602,438
45,000	DEM	10.250% due 2/6/49 (b)(c)*	9,989
110,000	DEM	7.000% due 3/18/49 (b)(c)*	23,577
1,050,000	EUR	9.000% due 6/20/49 (b)(c)*	437,117
20,000	EUR	8.500% due 7/1/49 (b)(c)*	8,285
25,000	DEM	9.000% due 9/19/49 (b)(c)*	5,208
25,000	EUR	9.250% due 10/21/49 (b)(c)*	11,016
50,000	DEM	10.500% due 11/14/49 (b)(c)*	10,297
1,625,000		Discount Bonds, Series L-GL, 4.343% due 3/31/23 (b)(c)(d)*	984,425
		Medium-Term Notes:
240,000,000	ITL	4.638% due 7/13/05 (b)(c)(d)*	49,933
75,000	EUR	10.000% due 2/22/07 (b)(c)*	32,357
120,000,000	ITL	7.625% due 8/11/07 (b)(c)*	25,353
125,000,000	ITL	8.000% due 10/30/09 (c)*	25,990
50,000	EUR	8.500% due 7/30/10 (b)(c)*	20,571
60,000	EUR	8.750% due 2/4/49 (b)(c)*	25,734
35,000,000	ITL	7.000% due 3/18/49 (b)(c)*	7,577
25,000	EUR	9.000% due 5/24/49 (b)(c)*	10,472
30,000	EUR	7.125% due 6/10/49 (b)(c)*	12,395
20,000	EUR	9.250% due 7/20/49 (b)(c)*	8,278
25,000	EUR	8.125% due 10/4/49 (b)(c)*	10,128
2,845,000		Par Bonds, Series L-GP, 6.000% due 3/31/23 (b)(c)*	1,735,308

		Total Argentina	4,337,148

Brazil — 22.1%
		Federative Republic of Brazil:
50,000		11.000% due 1/11/12	59,275
2,125,000		10.125% due 5/15/27	2,411,875
1,362,000		12.250% due 3/6/30	1,785,923
5,419,941		C Bonds, 8.000% due 4/15/14	5,538,502
850,000		Collective Action Securities, 10.500% due 7/14/14	996,625
6,435,965		DCB, Series L, 4.313% due 4/15/12 (d)	6,184,560
1,107,693		FLIRB, Series L, 4.250% due 4/15/09 (d)	1,080,000
1,011,833		NMB, Series L, 4.313% due 4/15/09 (d)	1,001,715

		Total Brazil	19,058,475

Bulgaria — 1.0%
680,000		Republic of Bulgaria, 8.250% due 1/15/15 (e)	853,400

Chile — 1.7%
1,425,000		Republic of Chile, Collective Action Securities, 3.587% due 1/28/08 (d)	1,433,550

Colombia — 4.8%
		Republic of Colombia:
725,000		10.000% due 1/23/12	831,394
350,000		10.750% due 1/15/13	417,812
1,870,000		11.750% due 2/25/20	2,407,625
100,000		8.125% due 5/21/24	98,750

See Notes to Schedule of Investments.

Salomon Brothers Emerging Markets Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2005

Face Amount†	Security (a)	Value
Colombia — 4.8% (continued)
100,000	8.375% due 2/15/27	$100,000
250,000	10.375% due 1/28/33	290,625

	Total Colombia	4,146,206

Ecuador — 1.0%
	Republic of Ecuador:
230,000	12.000% due 11/15/12 (e)	213,325
855,000	step bond to yield 8.000% due 8/15/30 (e)	675,023

	Total Ecuador	888,348

El Salvador — 0.9%
	Republic of El Salvador:
400,000	7.750% due 1/24/23 (e)	442,000
300,000	8.250% due 4/10/32 (e)	318,000

	Total El Salvador	760,000

Malaysia — 1.5%
1,125,000	Federation of Malaysia, 8.750% due 6/1/09	1,305,497

Mexico — 16.4%
	United Mexican States:
150,000	11.375% due 9/15/16	224,175
	Medium-Term Notes:
8,225,000	8.300% due 8/15/31	10,178,437
	Series A:
3,215,000	6.625% due 3/3/15	3,523,640
200,000	8.000% due 9/24/22	243,300

	Total Mexico	14,169,552

Panama — 3.8%
	Republic of Panama:
1,050,000	9.625% due 2/8/11	1,255,800
325,000	7.250% due 3/15/15	348,563
525,000	9.375% due 1/16/23	636,562
320,000	8.875% due 9/30/27	375,200
550,000	9.375% due 4/1/29	673,750

	Total Panama	3,289,875

Peru — 4.2%
	Republic of Peru:
925,000	9.875% due 2/6/15	1,131,969
2,400,750	FLIRB, 5.000% due 3/7/17 (d)	2,286,114
198,050	PDI, 5.000% due 3/7/17 (d)	189,880

	Total Peru	3,607,963

Philippines — 4.4%
	Republic of the Philippines:
150,000	8.375% due 3/12/09	158,805
675,000	9.000% due 2/15/13	719,297
2,575,000	10.625% due 3/16/25	2,898,420

	Total Philippines	3,776,522

Russia — 11.2%
1,625,000	Aries Vermogensverwaltungs GmbH, Russian Federation, Credit-Linked Notes, Series C, 9.600% due 10/25/14 (e)	2,090,405
6,930,000	Russian Federation, step bond to yield 5.770% due 3/31/30 (e)	7,622,653

	Total Russia	9,713,058

See Notes to Schedule of Investments.

Salomon Brothers Emerging Markets Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2005

Face Amount†	Security (a)	Value
South Africa — 1.7%
1,325,000	Republic of South Africa, 6.500% due 6/2/14	$1,469,094

Turkey — 4.8%
	Republic of Turkey:
250,000	11.750% due 6/15/10	308,125
2,300,000	11.500% due 1/23/12	2,875,000
75,000	11.000% due 1/14/13	93,000
325,000	11.875% due 1/15/30	452,563
375,000	Collective Action Securities, 9.500% due 1/15/14	436,875

	Total Turkey	4,165,563

Ukraine — 1.2%
	Republic of Ukraine:
317,347	11.000% due 3/15/07 (e)	338,768
675,000	6.365% due 8/5/09 (d)(e)	723,938

	Total Ukraine	1,062,706

Uruguay — 0.7%
735,875	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (f)	642,051

Venezuela — 4.5%
	Bolivarian Republic of Venezuela:
2,828,000	8.500% due 10/8/14	2,849,210
700,000	Collective Action Securities, 10.750% due 9/19/13	795,900
250,000	Par Bond, Series B, 6.750% due 3/31/20	250,625

	Total Venezuela	3,895,735

	TOTAL SOVEREIGN BONDS (Cost — $70,048,434)	78,574,743

LOAN PARTICIPATION — 0.3%(d)(g)
Morocco — 0.3%
251,930	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (JPMorgan Chase & Co.) (Cost — $234,278)	249,411

CORPORATE BONDS & NOTES — 8.3%
Malaysia — 0.3%
225,000	Petronas Capital Ltd., 7.875% due 5/22/22 (e)	280,322

Mexico — 5.0%
	Pemex Project Funding Master Trust Bonds:
115,000	6.125% due 8/15/08	119,715
1,500,000	9.125% due 10/13/10	1,766,250
1,800,000	8.000% due 11/15/11	2,052,000
275,000	9.500% due 9/15/27 (e)	355,437

	Total Mexico	4,293,402

Russia — 3.0%
2,150,000	Gaz Capital, Notes, 8.625% due 4/28/34 (e)	2,601,500

	TOTAL CORPORATE BONDS & NOTES (Cost — $6,720,513)	7,175,224

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $77,003,225)	85,999,378

See Notes to Schedule of Investments.

Salomon Brothers Emerging Markets Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2005

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 0.5%
Repurchase Agreement — 0.5%
$429,000	Interest in $579,182,000 joint tri-party repurchase agreement dated 5/31/05 with Merrill Lynch & Co., Inc., 3.020% due 6/1/05; Proceeds at maturity - $429,036; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.980% due 6/8/05 to 2/12/24; Market value - $437,580) (Cost — $429,000)	$429,000

	TOTAL INVESTMENTS — 100.0% (Cost — $77,432,225#)	$86,428,378

†	Face amount denominated in U.S. dollars unless otherwise indicated.

*	Non-income producing security.

(a)	All securities are segregated as collateral pursuant to loan agreement, futures contracts, swap contracts and/or reverse repurchase agreement.

(b)	Security is currently in default.

(c)	All Argentine bonds were tendered as of February 25, 2005, under a plan of reorganization of Argentina. On June 6, 2005, bonds were exchanged for Republic of Argentina, Discount Bonds, 5.830% due 12/31/33, which are denominated in Argentine peso.

(d)	Variable rate securities. Coupon rates disclosed are those which are in effect at May 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

(g)	Participation interest was acquired through the financial institutions indicated parenthetically.

#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
DCB	— Debt Conversion Bond
DEM	— German Mark
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
ITL	— Italian Lira
NMB	— New Money Bond
PDI	— Past Due Interest

See Notes to Schedule of Investments.

Notes to the Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. However, when the spread between the bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial future contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial future contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit Default Swaps. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Notes to Schedule of Investments (unaudited) (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Security Transactions. Security Transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,036,395
Gross unrealized depreciation	(40,242)

Net unrealized appreciation	$8,996,153

At May 31, 2005, the Fund held one loan participation with a total cost of $234,278 and a total market value of $249,411.

At May 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10 Year Notes	100	6/05	$10,993,329	$11,284,375	$(291,046)

At May 31, 2005, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$2,236,342	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 7/8/04 bearing 1.100% to be repurchased at $2,261,283 on 7/8/05, collateralized by: $2,110,980, Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $2,178,895 (Cost — $2,236,342)	$2,236,342

At May 31, 2005, the Fund had the following credit default swap contracts:

Swap Counterparty:	Morgan Stanley & Co. International Ltd.
Effective Date:	3/16/05
Notional Amount:	$4,000,000, Fixed Rate 3.600%
Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30
Termination Date:	3/20/10
Unrealized Appreciation:	$45,760

3. Loan

At May 31, 2005, the Fund had a $16,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $16,000,000 outstanding with CXC, LLC (the “Lender”), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Adviser acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salomon Brothers Emerging Markets Income Fund Inc.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date July 28, 2005

By	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date July 28, 2005